SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2016
_____________________________________
Pure Storage, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________

Delaware	001-37570	27-1069557

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 400
Mountain View, California 94041
(Address of Principal Executive Offices)

(800) 379-7873
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 30, 2016, Pure Storage, Inc. (“Pure Storage”) issued a press release regarding its financial results for the quarter ended October 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. Pure Storage issued a blog post in connection with the press release, the full text of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated under this Item 2.02 by reference.

This information, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Pure Storage is making reference to non-GAAP financial information in the press release, the blog and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.  These non-GAAP financial measures are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are furnished herewith:

Exhibit No.	Description
99.1 99.2	Press Release entitled “Pure Storage Announces Third Quarter Fiscal 2017 Results” Blog Post entitled “Dietz on the Day: Pure Storage Q3 Performance & the Road Ahead for Data Storage”

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pure Storage, Inc.
(Registrant)

By:	/s/ SCOTT DIETZEN
Scott Dietzen
Chief Executive Officer
November 30, 2016

Exhibit Index

Exhibit No.	Description
99.1 99.2	Press Release entitled “Pure Storage Announces Third Quarter Fiscal 2017 Results” Blog Post entitled “Dietz on the Day: Pure Storage Q3 Performance & the Road Ahead for Data Storage”